Exhibit 10.02(c)
Certain information has been excluded from this exhibit and replaced with “[***]” because it is both not material and is the type that the registrant treats as private or confidential.

SECOND AMENDMENT TO THE THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF
MOUNTAIN VALLEY PIPELINE, LLC

This SECOND AMENDMENT (this “Amendment”) TO THE THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the “Third A&R Agreement;” as modified by this Amendment, the “Agreement”) OF MOUNTAIN VALLEY PIPELINE, LLC, a Delaware series limited liability company (the “Company”), dated April 6, 2018, is adopted, executed and agreed to as of November 1, 2025 by the Representatives of the Series A Founding Members, the Deemed Representative (if applicable), and all other Series A Members, as set forth on the signature pages hereto (each, an “Applicable Representative,” and collectively, the “Applicable Representatives”).

RECITALS

WHEREAS, subject to Section 13.05 of the Third A&R Agreement, the Third A&R Agreement may be amended by a written instrument executed by Supermajority Interest of the Representatives of the Series A Founding Members;

WHEREAS, subject to Section 1.04 of Schedule I-A of the Third A&R Agreement, any amendment of the Third A&R Agreement that is materially adverse to any Series A Member in a manner that is disproportionate to such Series A Member’s interest (as compared to the interest of other Series A Members) shall, if the affected Member is not a Founding Member, require the written consent or approval of a majority of all Series A Members similarly adversely affected;

WHEREAS, [***];

WHEREAS, [***];

WHEREAS, [***];

WHEREAS, [***];

WHEREAS, pursuant to Section 3.06(b)(iv) of the Third A&R Agreement, [***] and its successors, assigns and Affiliates are restricted from disclosing Confidential Information to [***], subject to limited exceptions;

WHEREAS, the undersigned (i) Representatives, representing a Supermajority Interest of the Representatives of the Series A Founding Members, (ii) Deemed Representative, if applicable, and (iii) the other Series A Members, comprising the requisite Members, desire to amend the Agreement as of the date hereof in the manner set forth below so as to (a) update the definition of the term “Mainline Facilities”; (b) revise the restrictions on sharing Confidential

Information with [***] under Section 3.06(b)(iv) of the Third A&R Agreement; (c) append a new Series Schedule to the Agreement; and (d) add a new defined term for “AFUDC”; and

WHEREAS, capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed to such terms in the Third A&R Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, as identified on the signature pages of this Amendment, agree as follows:

1.Amendments.

(a)    As of the date hereof:

(i)     the definition of “Mainline Facilities” is hereby deleted in its entirety and replaced with the following:
“means (a) approximately 300 miles of pipeline having, as of June 14, 2024, a capacity of approximately 2.0 Bcf/day and 42 inches in diameter and certain compression facilities, as described in the FERC Certificate for such facilities, if and as amended from time to time, together with any upgrades thereto, extending from the tailgate of the MarkWest Mobley plant in Smithfield, West Virginia to Transco Station 165 near Chatham, Virginia; (b) constructing or installing any pipeline that would loop (as such term is commonly used in the natural gas pipeline industry) the facilities described in clause (a) above; (c) from and after installation, any of the MVP Boost Facilities other than the Series C Held Facilities and the MVP Boost Capacity; and (d) any repairs or replacements of any of the foregoing. Notwithstanding the foregoing or anything in this Agreement to the contrary, Mainline Facilities shall not include the Series C Held Facilities, any other MVP Boost Facilities prior to their installation, or the MVP Boost Capacity described on Schedule II. The Series C Held Facilities, the other MVP Boost Facilities prior to their installation and the MVP Boost Capacity shall, for the avoidance of doubt, be Additional Transportation Facilities subject to Series C.”
(ii)    the reference in Section 6.03(c) of the Third A&R Agreement to “expansion described in clauses (b)-(d) in the definition of “Mainline Facilities” ” is
    2

hereby amended to “expansion described in clause (b) in Schedule II or clauses (b)-(d) in the definition of “Mainline Facilities.”

(iii) the definition of “Mainline Facilities Expansion” in Section 3.01 of Schedule I-A of the Third A&R Agreement is hereby deleted in its entirety and replaced with the following:

    “means the expansion of the Mainline Facilities pursuant to (a) clause (b) of the definition of “Mainline Facilities”; (b) installing or upgrading any compression with respect to the facilities described in clause (a) of the definition of “Mainline Facilities”; and (c) increasing the transportation capacity of the facilities described in clause (a) of the definition of Mainline Facilities through the installation of greater capacity pipe, looping, or similar improvements, in each case, excluding MVP Boost Facilities or Series C.”

(b)     The Parties agree that Exhibit A attached hereto shall be attached to the Agreement as Schedule II thereto.

(c)    As of the date hereof, Section 3.06(b)(iv) is hereby deleted in its entirety and replaced with the following:
(iv)    disclosures to an Affiliate of such Member, including the directors, officers, members, managers, employees, agents and advisors of such Affiliate, if such Affiliate has agreed to abide by the terms of this Section 3.06; provided, however, [***];
(d)     The Parties agree that Exhibit B attached hereto shall be attached to the Agreement as Schedule I-C thereto.

(e)    As of the date hereof, Section 1.01 of the Agreement shall be amended as follows to incorporate the following new definition:

AFUDC – means an allowance for funds used during construction as calculated in accordance with GAAP.

2.Limited Effect. Except as expressly set forth in this Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

3.Governing Law. The laws of the State of Delaware govern this Amendment, and this Amendment shall be construed in accordance therewith, regardless of its choice of law principles. Jurisdiction and venue for any proceeding relating to this Amendment shall be as set forth in the Agreement.

    3

4.Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signing Applicable Representatives had signed the same document. All counterparts shall be construed together and constitute the same instrument. A signature page to this Amendment or any other document prepared in connection with the transactions contemplated hereby which contains a copy of an Applicable Representative’s signature and which is sent by such Applicable Representative or its agent with the apparent intention (as reasonably evidenced by the actions of such Applicable Representative or its agent) that it constitutes such Applicable Representative’s execution and delivery of this Amendment or such other document, including a document sent by facsimile transmission or by email in portable document format (pdf), shall have the same effect as if such Applicable Representative had executed and delivered an original of this Amendment or such other document. Minor variations in the form of the signature page, including footers from earlier versions of this Amendment or any such other document, shall be disregarded in determining the Applicable Representative’s intent or the effectiveness of such signature.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]
    4

IN WITNESS WHEREOF, the undersigned, being Representatives constituting a Supermajority Interest of the Series A Founding Members, the Deemed Representative, and other applicable Series A Member, collectively, have executed and delivered this Amendment as of the date first written above.

REPRESENTATIVE

PIPEBOX LLC

By:    s/Jeremy Knop
                        Name: Jeremy Knop
                        Title: Representative of PipeBox LLC
Signature Page to Second Amendment to
Third Amended and Restated Limited Liability Company Agreement of Mountain Valley Pipeline, LLC

REPRESENTATIVE

US MARCELLUS GAS INFRASTRUCTURE, LLC
By:    s/Matthew Schafer
                        Name: Matthew Shafer
                        Title: Vice President
Signature Page to Second Amendment to
Third Amended and Restated Limited Liability Company Agreement of Mountain Valley Pipeline, LLC

SERIES A MEMBER
CON EDISON GAS PIPELINE AND STORAGE, LLC
By:    Con Edison Transmission, Inc.
    its sole member

By:    s/Stuart Nachmias
                        Name: Stuart Nachmias
                        Title: President & CEO

DEEMED REPRESENTATIVE
CON EDISON GAS PIPELINE AND STORAGE, LLC
By:    Con Edison Transmission, Inc.
    its sole member

By:    s/Stuart Nachmias
                        Name: Stuart Nachmias
                        Title: President & CEO

Signature Page to Second Amendment to
Third Amended and Restated Limited Liability Company Agreement of Mountain Valley Pipeline, LLC

SERIES A MEMBER
PIPELINE HOLDINGS, LLC
By: s/Peter Ledig
Name:    Peter Ledig
Title: Director
Signature Page to Second Amendment to
Third Amended and Restated Limited Liability Company Agreement of Mountain Valley Pipeline, LLC

EXHIBIT A
Schedule II
    Expansion Project
The Mainline Facilities existing as of June 14, 2024 will be expanded through installation of additional facilities (such additional facilities, as described in this Schedule II, the “MVP Boost Facilities”) resulting in incremental transportation capacity on the Mainline Facilities not existing as of June 14, 2024 (“MVP Boost Capacity”). The MVP Boost Facilities include: (a) the addition of a new compressor station in Montgomery County, Virginia (the “Swann Compressor Station”); and (b) any incremental compression installed or upgraded after June 14, 2024 with respect to the Mainline Facilities (but excluding repair or replacements of existing compression).

The MVP Boost Facilities (other than the Swann Compressor Station) will become part of the Mainline Facilities and Series A will at all times have ownership of all MVP Boost Facilities other than the Swann Compressor Station and any future equipment or facilities installed at the Swann Compressor Station (the Swann Compression Station and any incremental equipment or facilities located within the boundaries of that certain tract of land in Montgomery County, Virginia identified as parcel number [***], as conveyed from [***] to the Company pursuant to that certain deed dated effective [***] and filed in [***] of the Montgomery County, Virginia real property records, the “Series C Held Facilities”). Series C will at all times have ownership of the Series C Held Facilities and the MVP Boost Capacity.
Exhibit A to Second Amendment to
Third Amended and Restated Limited Liability Company Agreement of Mountain Valley Pipeline, LLC

EXHIBIT B
SCHEDULE I-C
SERIES C MEMBERSHIP INTERESTS
Sharing Ratios as of November 1, 2025
[***]

Schedule I-C

The Series C Members acknowledge and agree as follows:
Article 1
GENERAL PROVISIONS APPLICABLE TO SERIES C MEMBERS
1.01Facilities. The Facilities to which the Series C Membership Interests relate are the MVP Boost Facilities (other than the Series C Held Facilities) prior to their installation, the MVP Boost Capacity and the Series C Held Facilities (collectively, “MVP Boost”).
1.02 Development of MVP Boost.
(a)FERC Application. Pursuant to the terms of the Existing COM Agreement relating to MVP Boost, USG, EQT and the Existing Operator shall jointly prepare and submit to the Series C Management Committee the proposed ATF FERC Application related to MVP Boost; and, following the approval of the ATF FERC Application by the Series C Management Committee, USG, EQT and the Existing Operator shall, on behalf of the Series, file such ATF FERC Application with the FERC; provided that, the Series C Management Committee will be deemed to have approved the ATF FERC Application previously approved and filed with the FERC by Series A in respect of MVP Boost.
(b)Approval of ATF FERC Certificate. No later than [***] Days prior to the applicable ATF FERC Response Date, the Series C Management Committee shall vote on whether the ATF FERC Certificate for MVP Boost is issued on terms and conditions which are not materially different from those requested in the ATF FERC Application for MVP Boost and whether the Series shall (i) accept the ATF FERC Certificate for MVP Boost without seeking rehearing; (ii) accept such ATF FERC Certificate and seek rehearing of the order issuing such ATF FERC Certificate, reserving the right to review acceptance should the terms of the ATF FERC Certificate change on rehearing; (iii) file for rehearing before committing to accept or reject such ATF FERC Certificate; or (iv) reject such ATF FERC Certificate. The Series C Management Committee shall be deemed to have approved such ATF FERC Certificate for MVP Boost if the Series C Management Committee determines that such certificate is issued on terms and conditions which are not materially different from those requested in the ATF FERC Application for MVP Boost. In such event, the Series C Management Committee shall accept such ATF FERC Certificate prior to the applicable ATF FERC Response Date with or without seeking rehearing of the order issuing the ATF FERC Certificate for MVP Boost. In such event, subject to the terms of this Schedule I-C and the Agreement, each Member holding Series C Membership Interests (in its capacity as such and not in its capacity as the holder of any other Series of Membership Interests, each, a “Series C Member” and, collectively, the “Series C Members”) shall be firmly committed to the construction of MVP Boost and the commitment of each Series C Member to the construction of MVP Boost shall not be subject to any conditions precedent, including but not limited to Series C Management Committee approval of any financial commitment for obtaining funds to finance MVP Boost or the Series C Management Committee approval to construct MVP Boost as set forth in this Schedule I-C.
(c)If the Series C Management Committee finds that the ATF FERC Certificate for MVP Boost is issued on terms and conditions which are materially different from those requested in the ATF FERC Application for MVP Boost and one or more of the Series C Members (which must include either USG or EQT or both) vote to accept the order issuing such ATF FERC Certificate with or without seeking rehearing and one or more of the Series C Members vote to reject the order issuing such ATF FERC Certificate with or without seeking rehearing (or did not vote), then the Series C Members that voted to accept such ATF FERC

Schedule I-C

Certificate shall be free to proceed with the construction of MVP Boost under this Agreement (but only if one of EQT or USG so elects to proceed), such vote being deemed the requisite vote of the Series C Management Committee, and the Series C Member(s) that voted to reject such ATF FERC Certificate shall be deemed to have Withdrawn from Series C, with such deemed Withdrawal being considered a “Deemed Withdrawal Event” for purposes of Section 10.02(e) of the Agreement. Subject to the terms of this Agreement, those Series C Members that elect to proceed with the construction of MVP Boost shall be firmly committed to the construction of MVP Boost and the commitment of each Series C Member to the construction of MVP Boost shall not be subject to any conditions precedent. In the event no Series C Member votes to accept the order issuing the ATF FERC Certificate for MVP Boost, then such vote shall be a Dissolution Event with respect to Series C and Series C shall terminate and wind up pursuant to Article 12 of the Agreement. Notwithstanding anything to the contrary in this Agreement, a deemed Withdrawal pursuant to this Section 1.02(c) of this Schedule I-C shall carry no connotation or implication that the Withdrawn Member has breached this Agreement or otherwise acted contrary to the intent of this Agreement, it being understood that (i) each Series C Member is completely free to cast its vote as it wishes with respect to the matters set forth in this Section 1.02(c) of this Schedule I-C and (ii) the concept of a “Deemed Withdrawal Event” is merely a convenient technique for permitting the continued development of MVP Boost by the Series C Members that desire to continue such development.
1.03Performance Assurances. Each Series C Member shall deliver, or cause to be delivered on such Series C Member’s behalf, to the Series (except to the extent delivered prior to the date hereof):
(d)Within [***] Business Days of November 1, 2025 (the “Series C Effective Date”) or, with respect to a New Member admitted after the Series C Effective Date and prior to [***] with respect to MVP Boost, within [***] Business Days of such admission), for the period up to the issuance of the FERC’s initial release to the Company to commence construction pursuant to the ATF FERC Certificate for MVP Boost (the “Initial Release”), Performance Assurances equal to such Member’s share of $[***], calculated based on such Member’s Sharing Ratio in respect of Series C Membership Interests); and
(b)Within [***] Business Days of the date of the Initial Release (or, with respect to a New Member admitted after the Initial Release, within [***] Business Days of such admission), for the period following the Initial Release and up to the In-Service Date with respect to MVP Boost, Performance Assurances equal to [***]% of an amount equal to such Member’s Sharing Ratio in respect of Series C Membership Interests multiplied by the remaining obligations under the applicable Construction Budget and less any security posted by such Member, or Member’s Affiliate, under any Approved Precedent Agreement.

Schedule I-C

(c)Notwithstanding anything to the contrary in this Section 1.03, at no time prior to the In-Service Date for MVP Boost will a Series C Member’s Performance Assurance obligation be less than such Series C Member’s share of $[***] (calculated based on such Series C Member’s Sharing Ratio in respect of Series C Membership Interests). The Performance Assurances posted by a Member pursuant to this Schedule I-C shall be reduced (A) at the end of each Quarter, to reflect [***]% of such Member’s actual Capital Contributions made to the Company during such Quarter in respect of the Series C Membership Interests, (B) to reflect any Performance Assurances posted by any New Members holding Series C Membership Interests, and (C) in connection with a Disposition of all or a portion of such Member’s Series C Membership Interest, to reflect the replacement Performance Assurances to be posted by the Assignee of such Series C Membership Interest pursuant to this Schedule I-C.
1.04Amendment of this Series Schedule. Except as otherwise agreed in writing and subject to the other terms of this Schedule I-C (including Schedule I-C-b), this Schedule I-C may only be amended by a Supermajority Interest of the Representatives of the Series C Management Committee; provided, however, any amendment or restatement of this Schedule I-C that is materially adverse to any Series C Member in a manner that is disproportionate to such Series C Member’s interest (as compared to the interest of other Series C Members) shall (a) if the affected Member is a Series C Founding Member, require the written consent or approval of such Series C Founding Member; or (b) if the affected Member is not a Series C Founding Member, require the written consent or approval of a majority of all Series C Members similarly adversely affected.
1.05Interpretation. Unless the context otherwise requires, as used in this Schedule I-C, (a) references to Articles and Section refer to the Articles and Sections of this Schedule I-C and (b) capitalized terms not otherwise defined in this Schedule I-C have the meanings given to such terms in the Agreement.
1.06Series C Founding Members. The Founding Members with respect to Series C shall be EQT and USG (the “Series C Founding Members”).
1.07COM Matters. The COM Agreement applicable to Series C shall be the Existing COM Agreement, as amended and restated on the Series C Effective Date, by and between Series A, Series C and the Existing Operator. The Owner Performance Rights with respect to Series C shall be those matters set forth in Section 4.4 of the Existing COM Agreement and the COM Approval Matters with respect to Series C shall be those matters described in the Existing COM Agreement.
Article 2
GOVERNANCE PROVISIONS APPLICABLE TO SERIES C MEMBERS
2.01General. Subject to Section 6.03 of the Agreement, with respect to matters relating to Series C, management is fully vested in the Series C Founding Members as set forth in Section 2.02. The Series C Management Committee shall be comprised of one Representative for each Series C Founding Member, which Representative shall have a vote equal to the designating Series C Founding Member’s Sharing Ratio in respect of Series C Membership Interests (each Series C Founding Member entitled to participate in the Series C Management

Schedule I-C

Committee at a given time, a “Series C Management Committee Member”). To facilitate the orderly and efficient management of Series C, the Series C Founding Members’ Representatives shall act (a) collectively as a “committee of the whole” pursuant to Section 2.02, and (b) through the delegation of certain duties and authority to the Operator under the Existing COM Agreement.
2.02Management Committee. The Series C Founding Members shall act collectively through meetings as a “committee of the whole,” which is hereby named the “Series C Management Committee.” Except as expressly set forth in the Agreement, the Series C Management Committee shall have voting rights only with respect to matters that are solely and exclusively related to Series C or MVP Boost and shall not have any voting rights with respect to matters that affect one or more Series. Decisions or actions taken by the Series C Management Committee in accordance with the provisions of this Schedule I-C, the Existing COM Agreement, and the Agreement shall constitute decisions or actions by the Company and each Series and shall be binding on each Member, Representative, and employee of the Company and each Series, subject to any other approvals required under the Agreement and any other Series Schedule. The Series C Management Committee shall conduct its affairs in accordance with the following provisions and the other provisions of this Agreement:
(a)Representatives. To facilitate the orderly and efficient conduct of Series C Management Committee meetings, each Series C Management Committee Member (together with its Affiliates, if applicable) shall notify the other Series C Management Committee Member(s), from time to time, of the identity of (i) its Representative, and (ii) at least one, but not more than two, Alternate Representatives. [***]. The initial Representative and Alternate Representatives of each Series C Management Committee Member are set forth above in this Schedule I-C. A Series C Management Committee Member may designate a different Representative or Alternate Representatives for any meeting of the Series C Management Committee by notifying the other Series C Management Committee Member(s) at least [***] Business Days prior to the scheduled date for such meeting; provided that, if giving such advance notice is not feasible, then such new Representative or Alternate Representatives shall present written evidence of his or her authority at the commencement of such meeting.
(b)Time and Place of Meetings. The Series C Management Committee shall meet quarterly, subject to more or less frequent meetings upon approval of the Series C Management Committee. Notice of, and an agenda for, all Series C Management Committee meetings shall be provided by the Representatives to all Series C Founding Members at least [***] Days prior to the date of each meeting, together with proposed minutes of the previous Series C Management Committee meeting (if such minutes have not been previously ratified). Among other items, the agenda will provide for a discussion of (i) the results of operations, including explanations of significant variances in revenues, expenses and cash flow activities and (ii) amounts due for contractual obligations that will impact Available Cash. Special meetings of the Series C Management Committee may be called at such times, and in such manner, as any Series C Management Committee Member reasonably deems necessary. Any Series C Management Committee Member calling for any such special meeting shall notify the Representatives, who in turn shall notify all Series C Management Committee Members of the

Schedule I-C

date and agenda for such meeting at least [***] Days prior to the date of such meeting. Such [***]-Day period may be shortened by the Series C Management Committee, acting through a Supermajority Interest. All meetings of the Series C Management Committee shall be held at a location agreed upon by the Representatives. Attendance of a Representative of a Series C Management Committee Member at a meeting of the Series C Management Committee shall constitute a waiver of notice of such meeting, except where such Representative attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
(c)Quorum. The presence of Representative(s) of Series C Management Committee Members representing [***] shall constitute a quorum for the transaction of business at any meeting of the Series C Management Committee; provided, that for any matter set forth in Section 2.02(e), the presence of Representatives of Series C Management Committee Members necessary to take action pursuant thereto shall be required for a quorum to be present.
(d)Voting.
(i)Voting by Sharing Ratios. Subject to Section 2.02(f) and Section 6.05(e) of the Agreement, each Representative shall be entitled to vote on all matters submitted to a vote of the Series C Management Committee in accordance with the respective Sharing Ratio in respect of Series C Membership Interests of the Series C Management Committee Member that designated such Representative. Except for matters set forth in Section 2.02(e), (A) the approval of a Supermajority Interest of the Representatives comprising the Series C Management Committee will be necessary for the approval of any and all actions submitted to the Series C Management Committee and (B) no vote shall be required for matters delegated to the Operator pursuant to the Existing COM Agreement.
(ii)DISCLAIMER OF DUTIES. WITH RESPECT TO ANY VOTE, CONSENT OR APPROVAL AT ANY MEETING OF THE SERIES C MANAGEMENT COMMITTEE OR OTHERWISE UNDER THIS AGREEMENT, EXCEPT TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED IN SECTION 2.02(f) AND SECTION 6.05(e) OF THE AGREEMENT, EACH REPRESENTATIVE MAY GRANT OR WITHHOLD SUCH VOTE, CONSENT OR APPROVAL IN ITS SOLE DISCRETION. THE PROVISIONS OF THIS SECTION 2.02(d)(ii) SHALL APPLY NOTWITHSTANDING THE NEGLIGENCE, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, STRICT LIABILITY OR OTHER FAULT OR RESPONSIBILITY OF A SERIES C MEMBER OR ITS REPRESENTATIVE.
(iii)Exclusion of Certain Members and Their Sharing Ratios. With respect to any vote, consent or approval, any Breaching Member or Withdrawn Member (and any Representative of such Breaching Member or Withdrawn Member) shall be excluded from such decision (as contemplated by Section 10.03(b) of the Agreement), and the Sharing Ratio in respect of Series C Membership Interests of such Breaching Member or Withdrawn Member shall be disregarded in calculating the voting thresholds in Section 2.02(d)(i). In addition, if any

Schedule I-C

other provision of this Agreement (for the avoidance of doubt, including this Schedule I-C) provides that a Supermajority Interest is to be calculated without reference to the Sharing Ratio in respect of Series C Membership Interests of a particular Series C Management Committee Member, then the applicable voting threshold shall be deemed adjusted accordingly.
(e)Special Approval Matters. Notwithstanding any other provision of this Agreement, other than such approval matters set forth in the Existing COM Agreement, none of the following actions may be taken by, or on behalf of, the Company without first obtaining the approval of a Supermajority Interest of the Representatives of the Series C Management Committee:
(i)entering into, amending in any material respect, or terminating any Material Contract relating to MVP Boost, or taking any action that results in a material default under any such Material Contract;
(ii)approving any material loans made by the Series or the provision of any material financial guarantees by the Series, except to the extent such material loans or material financial guarantees have been specifically included in and approved as part of a Construction Budget, an Initial Operating Budget, or any subsequent annual Capital Budget or Operating Budget that has been approved by the Series C Management Committee;
(iii)placing or permitting any liens or other encumbrances (other than Permitted Encumbrances) to exist on the assets of the Series relating to MVP Boost;
(iv)[***];
(v)[***];
(vi)[***];
(vii)except as otherwise provided in Section 4.01(a)(ii) of the Agreement, making a Capital Call or otherwise requiring any Series C Member to make any Capital Contribution to Series C, except to the extent such Capital Call or Capital Contribution has been specifically included in and approved as part of a Construction Budget, an Initial Operating Budget, or any subsequent annual Capital Budget or Operating Budget that has been approved by the Series C Management Committee;
(viii)[***];
(ix)[***];
(x)[***];
(xi)[***];

Schedule I-C

(xii)[***];
(xiii)[***];
(xiv)the formation of any subcommittee of the Series C Management Committee pursuant to Section 6.02(f) of the Agreement;
(xv)the Disposition or abandonment of all or substantially all of the assets of Series C, or of the material assets related to the Series C Membership Interests other than any Disposition(s) in the ordinary course of business;
(xvi)[***];
(xvii)[***];
(xviii)[***];
(xix)[***];
(xx)considering at a meeting of the Series C Management Committee a material matter not on the agenda for that meeting; and
(xxi)commencing, resolving, dismissing, compromising or settling (or approving of the commencement, resolution, dismissal, compromise or settlement) of any claim, litigation, suit, regulatory matter, action, proceeding or arbitration to the extent related to Series C, in each case to the extent involving in excess of $[***]; provided, that, any actions related to seeking or obtaining injunctive relief in routine operational matters (such as accessing real property in which a Series C Member has an interest, enjoining other Persons from unlawfully accessing or interfering with construction or other operations on real property of Series C and aiding in emergency response to a physical security threat or incident (for the avoidance of doubt, excluding cyber security threats), in each case, (A) in the ordinary course of business, (B) that do not involve criminal charges for any member of Series C or representative thereof and (C) that do not involve payments in excess of $[***], in each case of the foregoing clauses (A)-(C) as it relates to Series C, shall not be subject to this Section 2.02(e).
(f)Reasonableness. In any matter proposed to the Series C Management Committee pursuant to [***], the Representatives of Series C Management Committee Members shall not unreasonably withhold, condition or delay their approval of such matters.
(g)Officers. The Series C Management Committee may designate one or more Persons to be officers of Series C. Any officers so designated shall have such titles and, subject to the other provisions of this Agreement, have such authority and perform such duties as the Series C Management Committee may delegate to them and shall serve at the pleasure of the Series C Management Committee and report to the Series C Management Committee.

Schedule I-C

2.03Delivery of Operating Budget. The procedures for the delivery of any Operating Budget with respect to Series C shall be those procedures set forth in the Existing COM Agreement.
2.04AFUDC Procedure. Notwithstanding anything to the contrary contained in this Agreement, all AFUDC generated in connection with the development and construction of MVP Boost shall be deemed to be allocated solely and exclusively to the Series C Members [***]. The Company shall take all reasonably necessary accounting and reporting actions to reflect such attribution to the Series C Members pursuant to this Section 2.04 of this Schedule I-C in the Company’s financial statements and internal books and records.
Article 3

SPECIFIC MEMBER PROVISIONS
3.01Specific Rights. The rights of certain Series C Members are set forth on Schedule I-C-a and Schedule I-C-b attached hereto.
3.02[***].
(a)If any Member (other than a Founding Member) desires to [***].
(b)If a Founding Member elects to [***]. Any exercise of [***] shall be null and void.
3.03[***]. Notwithstanding anything to the contrary in the Agreement:
(a) [***].
(b)[***].
(c)[***].

[Remainder of page intentionally left blank. Signature page follows.]

Schedule I-C

IN WITNESS WHEREOF, the undersigned have executed this Schedule I-C as of the Series C Effective Date. By executing this Schedule I-C, the undersigned acknowledge that this Schedule I-C and the attributes of Series C Membership Interests, and the rights, benefits, privileges, obligations, duties and liabilities relating thereto, set forth herein have been duly approved and adopted in accordance with the Agreement.
SERIES C MEMBERS:

MVP HOLDCO, LLC
By: /s/ Albert Girgis
Name:    Albert Girgis
Title:    Vice President

US MARCELLUS GAS
INFRASTRUCTURE, LLC

By: /s/ Matthew Schafer
Name:    Matthew Schafer
Title:    Vice President

PIPELINE HOLDINGS, LLC

By: /s/ Peter Ledig
Name:    Peter Ledig
Title: Director

RGC MIDSTREAM, LLC

By:

By: /s/ Paul W. Nester
Name:    Paul W. Nester
Title:    President and CEO

CON EDISON GAS PIPELINE AND STORAGE, LLC

By:    Con Edison Transmission, Inc.
    its sole member
By: /s/ Stuart M. Nachmias
Name:    Stuart Nachmias
Title:    President & CEO
[Signature Page to Schedule I-C]

VED NPI IV, LLC

By:

By: /s/ David Modesett
Name:    David Modesett
Title: President

[Signature Page to Schedule I-C]

Schedule I-C-a
[***]

Schedule I-C-b
[***]